FUNDVANTAGE TRUST
301 Bellevue Parkway

Wilmington, DE 19809

July [  ], 2012

SPECIAL MEETING OF SHAREHOLDERS OF
POLEN GROWTH FUND
TO BE HELD ON [SEPTEMBER 21, 2012]

Dear Shareholder:

A special meeting of shareholders of the Polen Growth Fund of FundVantage Trust (the “Trust”), will be held at [the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, Pennsylvania] 19406, on [September 21, 2012] at [10:00 a.m.]  The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter.  Included with this letter are the notice, a proxy statement and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting.  To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important to us.  If we do not hear from you by [September     , 2012] a representative of the Trust or BNY Mellon Investment Servicing may contact you.

Thank you for your response and for your continued investment with the Trust and its Funds.

Sincerely,

Joel Weiss
President
FundVantage Trust

POLEN GROWTH FUND

of

FundVantage Trust

301 Bellevue Parkway

Wilmington, DE 19809

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposal to be voted on by shareholders.

Q&A: QUESTIONS AND ANSWERS

Q.            What are shareholders being asked to vote upon?

A.            At the meeting scheduled for [September 21, 2012], you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Polen Growth Fund (the “Fund”), and Polen Capital Management, LLC (“PCM”), the investment adviser to the Fund (“New Agreement”).

Q.            Why am I being asked to vote on a proposed New Agreement?

A.            On June 6, 2012, PCM underwent a change of control, which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and PCM, dated August 20, 2010 (“Prior Agreement”). The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company’s investment adviser.  On June 14, 2012, the Board of Trustees approved the New Agreement under which PCM will continue to serve as investment adviser to the Fund, subject to its approval by the Fund’s shareholders.  Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Prior Agreement.  The Fund’s advisory fee rate will remain unchanged.  The New Agreement will take effect upon the approval of shareholders.

Q.            Who will manage the Fund prior to the approval of the proposed New Agreement?

A.            During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, PCM will continue to provide investment advisory services to the Fund pursuant to an interim advisory agreement between PCM and the Trust, on behalf of the Fund (the “Interim Agreement”).  The Interim Agreement is similar in all material respects - including fee rate to be paid to PCM - to the Prior Agreement, except for the time periods covered by the agreements.  The New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.            How does the change of control affect me?

A.            As of June 6, 2012, Mr. David Polen, the founder of PCM, no longer served as portfolio manager and he passed away on June 11, 2012.  Mr. Dan Davidowitz, who has managed the Polen Growth Fund with Mr. Polen since its inception, now serves as the lead portfolio manager responsible for the day-to-day investment activities of the Fund and is responsible for the Fund’s research team.  The operations of PCM and the fees payable to PCM are expected to remain unchanged.

Q.            What happens if the proposed New Agreement is not approved?

A.            If the shareholders of the Fund do not approve the New Agreement, the Board of Trustees will take such further action as it deems in the best interests of the shareholders of the Fund.

Q.            How does the Fund’s Board of Trustees recommend that I vote?

A.            After careful consideration, the Board of Trustees recommends that you vote FOR the proposal on the enclosed proxy card.

Q.            Whom do I call for more information?

A.            Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Fund at (888) 678-6024.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

POLEN GROWTH FUND

TO BE HELD ON

[SEPTEMBER 21, 2012]

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on [September 21, 2012]. The proxy statement, annual report and semi-annual report are available at [                                ] or by calling the Fund at (888) 678-6024.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Polen Growth Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), will be held on [September 21, 2012 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406], for the following purposes:

1.               To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Polen Capital Management, LLC.

Shareholders of record on [July 18, 2012], are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.  In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

The proposals referred to above are discussed in detail in the Proxy Statement attached to this notice.  Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the Meeting can be held without additional expense and a maximum number of Shares may be voted.

Your vote is important to us.  Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust,

Joel Weiss
President
FundVantage Trust

[July     , 2012]

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.  If you need directions to the Meeting location, please contact the Fund at (888) 678-6024.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT

DATED [JULY     , 2012]

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

POLEN GROWTH FUND

TO BE HELD ON [SEPTEMBER 21, 2012]

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”), on behalf of Polen Growth Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on [September 21, 2012] at [10:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 760 Moore Road, King of Prussia, Pennsylvania 19406], and at any adjournments or postponements thereof (the “Meeting”).  The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Fund on or about [July     , 2012].

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”):

Proposal 1:                                To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Polen Capital Management, LLC.

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on [July 18, 2012] (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date there were issued and outstanding [        ] Shares.  Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights.  Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at (888) 678-6024. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Polen Growth Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or call (888) 678-6024.

A copy of the most recent annual report and semi-annual report for the Fund is available upon request, without charge, by writing to the Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling (888) 678-6024.

PROPOSAL 1:  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND POLEN CAPITAL MANAGEMENT, LLC

Introduction:

At the Meeting, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Polen Capital Management, LLC (“PCM”) (“New Agreement”).  PCM has continuously served as the investment adviser to the Fund since its inception on September 15, 2010.  Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to PCM.  The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background:

As part of an estate and business succession plan established by Mr. David Polen, the founder of PCM, Messrs. Dan Davidowitz, Portfolio Manager, and Stan Moss, Chief Executive Officer of PCM, succeeded Mr. Polen on June 6, 2012 as trustees to a trust that holds a 100% voting interest in Polen Capital Management, Inc. (“PCMI”) and Solomon Polen assumed the position of trust advisor to the trust (the “Succession”).  Mr. Polen passed away on June 11, 2012.  PCMI, the parent corporation of the Fund’s investment adviser, holds a controlling interest in PCM, which, under the Investment Company Act of 1940, as amended (the “1940 Act”), is presumed to represent control of PCM. Messrs. Davidowitz, Moss, and Solomon Polen may be deemed to be control persons of the trust that holds a 100% voting interest in PCMI and indirect control persons of PCM.

The Succession is considered a technical assignment and resulted in a change of control of PCM (the “Change of Control”), which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and PCM, dated August 20, 2010 (“Prior Agreement”).  The Prior Agreement was last approved by shareholders immediately prior to the Fund’s commencement.

In order for PCM to provide uninterrupted services to the Fund, the Board of Trustees approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and PCM, dated June 7, 2012 (“Interim Agreement”) at a special meeting held on June 7, 2012.  During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, PCM will continue to provide investment advisory services to the Fund under the Interim Agreement.  The New Agreement will replace the Interim Agreement upon approval by shareholders.

At the in-person Board of Trustees meeting held on June 14-15, 2012, the Board approved the New Agreement, subject to shareholder approval.  A discussion of the basis for the Board’s approval of the New Agreement is included below in the section entitled “Board Consideration in Approving the Interim Agreement and New Agreement.”

COMPARISON OF THE PRIOR AGREEMENT, INTERIM AGREEMENT AND NEW AGREEMENT

The New Agreement is substantially similar to the Prior Agreement except for the dates and the initial term.  The New Agreement is identical to the Interim Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice.

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General.  Subject to the supervision of the Board of Trustees, PCM will manage the Fund in accordance with the Fund’s investment objectives, restrictions and policies as stated in its Prospectus and SAI.  PCM will provide for (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

Compensation.  For services rendered, the Fund will pay PCM an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 1.00% of the Fund’s average daily net assets.

Brokerage.  Subject to PCM’s obligation to obtain best price and execution, PCM has full discretion to select brokers or dealers to effect the purchase and sale of securities.  When PCM places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, PCM is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly.  PCM is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by PCM, provided that PCM determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or PCM’s overall responsibilities with respect to accounts as to which PCM exercises investment discretion.

Liability.  PCM shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PCM in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement (“disabling conduct”).  The Fund will indemnify PCM against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by PCM.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term.  Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment.  The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination.  Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to PCM, or by PCM at any time, without payment of any penalty, on 90 days prior written notice to the Trust.  The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund’s advisory fees have not changed.  For services rendered, the Fund will pay PCM an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 1.00% of the Fund’s average daily net assets.  For the fiscal year ended April 30, 2012, PCM received $634,259 (unaudited), net of any waivers or reimbursements in advisory fees.  The total waiver and reimbursements were $531,095 (unaudited), which was made up of $531,095 (unaudited) advisory fee waiver and $0 (unaudited) reimbursements.

INFORMATION ABOUT PCM

PCM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 2700 N. Military Trail, Suite 230, Boca Raton, Florida 33431.  In addition to serving as investment adviser to the Fund, PCM provides portfolio management services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations, state or municipal government agencies and other businesses.  As of June 30, 2012, PCM had approximately $4.1 billion in assets under management.  The following table lists the name, principal occupation and address of the principal executive officers of PCM:

Name	Principal Occupation	Address
[Stanley Moss]	[CEO, CFO, Chief Compliance Officer]	Polen Capital Management, LLC 2700 N. Military Trail, Suite 230 Boca Raton, FL 33431
[Dan Davidowitz]	[Portfolio Manager, Analyst]	Polen Capital Management, LLC 2700 N. Military Trail, Suite 230 Boca Raton, FL 33431

Similar Investment Strategies. PCM does not act as an investment adviser or sub-adviser to any other mutual funds.

BOARD CONSIDERATION IN APPROVING THE INTERIM AGREEMENT AND NEW AGREEMENT

Before considering the Interim Agreement and New Agreement, the Board of Trustees (“Trustees”), including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Change of Control.  In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by PCM in conjunction with the June 7, 2012 special meeting and the June 14-15, 2012 in-person meeting.  The Trustees considered information that PCM provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of PCM’s portfolio management staff, (iii)  any potential or actual material conflicts of interest which may arise in connection with PCM’s management of the Fund, (iv) a description of the capitalization and financial condition of PCM, (v) investment performance information, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on PCM’s ability to service the Fund, (x) PCM’s proxy voting policies, (xi) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Fund, and (xii) the Change of Control and the impact of the resulting change of control on the services provided by PCM.  The Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim Agreement and New Agreement.  In addition the Board consulted with legal counsel in executive session with respect to their review of the Interim Agreement and New Agreement and certain other considerations relevant to their deliberations on whether to approve the Interim Agreement and New Agreement.

At the in-person meeting on June 14, 2012, representatives from PCM joined the meeting telephonically and discussed the Change of Control, including the background of and reasons for the Change of Control.  Representatives of PCM responded to questions from the Board.  The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of PCM as a result of the Change of Control and the passing of Mr. Polen.  In connection with the Trustees’ review of the Interim Agreement and New Agreement, the representatives from PCM emphasized that: (i) it expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on PCM’s financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) PCM has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

In addition to the information provided by PCM as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below.  In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and PCM, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and New Agreement, including that the Fund’s contractual fee under the Interim Agreement and New Agreement will remain the same; (ii) the Board’s full annual review of the Prior Agreement at the in-person meeting on March 26, 2010 as required by the 1940 Act and their determination at that time that (a) PCM had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to PCM in light of the services provided, the costs to PCM of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; (iii) the change to PCM’s portfolio management team for the Fund as a result of the passing of Mr. Polen; and (iv) the operations of PCM are not currently expected to change as a result of the Change of Control.  Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

Nature, Extent, and Quality of Services.  The Trustees considered the services historically provided by PCM to the Fund and its shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Prior Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board.  The Trustees considered PCM’s personnel and the depth of PCM’s personnel who possess the experience to provide investment management services to the Fund.  Based on the information provided by PCM, including that no material changes are expected as a result of the Change of Control in PCM’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by PCM are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) PCM has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement.

Investment Performance.  The Board considered the overall investment performance of PCM and the Fund.  Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance presented in connection with the annual approval of the continuation of PCM’s investment advisory agreement.  At the June 7, 2012 special meeting and the June 14-15, 2012 in-person meeting, the Trustees reviewed information prepared by PCM for the Fund, which showed the Fund’s investment performance in comparison to (i) its applicable Morningstar peer group; (ii) the Fund’s benchmark; and (iii) PCM’s similarly managed accounts for the one year and since inception periods ended April 30, 2012.  The Trustees considered the short-term and long-term performance of the Fund.  They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the information presented by PCM.  The Board also concluded that neither the Change of Control nor the Interim Agreement and New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) PCM does not currently expect the Change of Control to cause any material change to the Fund’s portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund’s expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses.  PCM provided information regarding advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from PCM’s relationship with the Fund.  The Trustees evaluated expense comparison data for the Fund and PCM’s similarly managed accounts.  The Trustees reviewed the services provided to the Fund by PCM as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.  The Trustees also evaluated explanations provided by PCM as to differences in fees charged to the Fund and other similarly managed accounts.  The Trustees considered any direct or indirect revenues which would be received by affiliates of

PCM.  The Trustees concluded that the advisory fees and services provided by PCM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.  The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund.  Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Management Profitability.  The Trustees also considered the costs of the services provided by PCM, the compensation and benefits received by PCM in providing services to the Fund, as well as its profitability.  The Trustees were provided with PCM’s audited financial statements.  In addition, the Trustees considered any direct or indirect revenues received by affiliates of PCM.  The Trustees noted that the level of profitability of PCM is an important factor in providing service to the Fund, and the Trustees should be satisfied that PCM’s profits are sufficient to continue as healthy, on-going concerns generally and as investment adviser of the Fund specifically.  Based on the information provided, the Trustees concluded that PCM’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.  The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by PCM.

Economies of Scale.  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved if assets of the Fund increase because fixed expenses will be spread across a larger asset base; however, the Trustees noted that the advisory fee does not include “breakpoint” reductions in the advisory fee rate at specific asset levels.

Conclusion.  After consideration of all the factors,  taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement.  The Board concluded that the advisory fee rate under the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund.  The Trustees also concluded that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s respective peer groups; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially; and that PCM had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control.  The Trustees also noted that PCM had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund.  On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable.  In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

*              *              *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 760 Moore Road, King of Prussia, PA 19406 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA  19312.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held.  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by PCM.  In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.  The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person.  Photographic identification will be required for admission to the Meeting.  Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at (888) 678-6024.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting.  Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: [           ], Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting.  The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.  As of the Record Date, there were [                ]

outstanding shares of the Fund.  As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Owner	Number of Shares of Held of Record or Beneficially	Percentage of Class

[As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.]

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn:  [      ], Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, within a reasonable time before the solicitation of proxies for such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Joel Weiss
President
FundVantage Trust

Dated: [July     , 2012]

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [        ], between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the series of the Trust set forth on Schedule A to this Agreement (the “Fund”), and POLEN CAPITAL MANAGEMENT, LLC (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.         APPOINTMENT.  The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2.         DELIVERY OF DOCUMENTS.  The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.     Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.     Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.  In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3.         MANAGEMENT.  Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable

Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4.         BROKERAGE.  Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund and, potentially, the Investment Adviser’s other clients, directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients.  In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund, and potentially, the Investment Adviser’s other clients, over the long term.  Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund’ securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5.         DELEGATION OF INVESTMENT ADVISER’S OBLIGATIONS AND SERVICES.With respect to the Fund, the Investment Adviser may enter into one or more contracts (“Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Sections 3 and 4 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

SECTION 6.         CONFORMITY WITH LAW; CONFIDENTIALITY.  The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 7.         SERVICES NOT EXCLUSIVE.  The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund.  The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 7 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 8.         BOOKS AND RECORDS.  In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records in the Investment Adviser’s possession required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 9.         EXPENSES.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser.  Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and trustees’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its trustees and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 10.       VOTING.  The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 11.       RESERVATION OF NAME.  The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual Trust or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use.  The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name “Polen Capital Management, LLC,” “Polen Capital,” or “Polen” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 12.       COMPENSATION.

a.     For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement.  For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.     The fee attributable to the Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust.  The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 13.       LIMITATION OF LIABILITY.  The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Fund will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.  The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act.  The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.  Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name.  The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “Polen Capital Management, LLC,” “Polen Capital” or “Polen” in the name of the Fund.

SECTION 14.       DURATION AND TERMINATION.  This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund.  Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ prior written notice to the Trust.  This Agreement will immediately terminate in the event of its assignment.

In the event the Investment Adviser recommends to the Board that the Fund reorganize, merge or enter into a business combination transaction with another registered investment company, the Trust will approve such reorganization, merger or other business combination transaction so long as such transaction is determined by the Board of Trustees, in a manner consistent with all applicable law and in the exercise of its fiduciary duty, to be in the best interests of the Fund and its shareholders.

SECTION 15.       AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 16.       MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 17.       DEFINITIONS.  As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 18.       NOTICE.  All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

POLEN CAPITAL MANAGEMENT, LLC

Attn:                    Stan Moss, CEO

2700 North Military Trail, Suite 230

Boca Raton, FL 33431

If to the Trust:

FundVantage Trust

Attn:                    Joel Weiss, President

301 Bellevue Parkway

Wilmington, DE 19809

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 19.       GOVERNING LAW.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 20.       COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

POLEN CAPITAL MANAGEMENT, LLC

By:

Name:	Stan Moss
Title:	CEO

SCHEDULE A

DATED [        ]

TO THE

INVESTMENT ADVISORY AGREEMENT DATED [        ]

BETWEEN

FUNDVANTAGE TRUST AND POLEN CAPITAL MANAGEMENT, LLC

Series of FundVantage Trust

Polen Growth Fund

1

SCHEDULE B

DATED [        ]

TO THE

INVESTMENT ADVISORY AGREEMENT DATED [        ]

BETWEEN

FUNDVANTAGE TRUST AND POLEN CAPITAL MANAGEMENT, LLC

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets
Polen Growth Fund	1.00% (100 basis points)

FORM OF PROXY

P R O X Y

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

CALL: To vote by phone, call toll-free [insert phone number to vote by phone].

MAIL: Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [SEPTEMBER 21, 2012]

FUNDVANTAGE TRUST

Polen Growth Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [                    ], each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Polen Growth Fund, a series of FundVantage Trust, on [September 21, 2012] and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE  ☒

1	To approve a new investment advisory agreement between FundVantage Trust, on behalf of Polen Growth Fund, and Polen Capital Management, LLC.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN ON REVERSE SIDE